SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): February 3, 2003
                                                            -----------------

                               KOGER EQUITY, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                  --------------------------------------------
                  State or Other Jurisdiction of Incorporation)


               1-9997                                   59-2898045
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       (Commission File Number)              (IRS Employer Identification No.)

   225 NE MIZNER BOULEVARD, SUITE 200
          BOCA RATON, FLORIDA                             33432
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(Address of Principal Executive Offices)                (Zip Code)

                                 (561) 395-9666
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                         NA
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Reports)



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Item 9. Regulation FD Disclosure

Koger Equity, Inc. announced that it has selected Trammell Crow Company to provide management and leasing services for The Lakes on Post Oak in Houston, Texas, as more particularly described in a News Release, dated February 3, 2003, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)        Exhibits

           Exhibit
           Number    Description of Exhibit

             99      Koger Equity, Inc. News Release, dated February 3, 2003.



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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        KOGER EQUITY, INC.

Dated:  February 3, 2003           By:  _____/S/ Thomas J. Crocker_________
                                                 Thomas J. Crocker
                                   Title:     Chief Executive Officer




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                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

           Exhibit
           Number    Description of Exhibit

               99    Koger Equity, Inc. News Release, dated February 3, 2003.


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